Financial Result (Tables)	12 Months Ended
Dec. 31, 2021
Financial Result
Schedule of financial results

In € thousand	2021	2020	2019
Finance income	11,288	80	518
thereof: fair value changes	11,280	58	516
Finance expenses	(20,201)	(49,741)	(5,736)
thereof: interest portion of lease payments	(437)	(450)	(341)
thereof: fair value changes	(15,645)	(15,222)	—
thereof: expected credit losses	(260)	—	—
thereof: interest on convertible loans	(3,483)	(33,960)	(5,350)
Financial result	(8,913)	(49,661)	(5,218)